UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2016

ENTELLUS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36814	20-4627978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Holly Lane North, Suite 40 Plymouth, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 463-1595

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 23, 2016, Entellus Medical, Inc. (the “Company”) and Fiagon NA Corporation (“Fiagon”) entered into an amended and restated distributor agreement (the “Amended and Restated Agreement”), which expands the scope of the parties’ prior arrangement set forth in their prior distributor agreement effective August 10, 2015.

Pursuant to the Amended and Restated Agreement, the Company will purchase and resell certain Fiagon surgical navigation systems, components and parts in the United States certain other U.S. territories and Canada (the “Territory”). Subject to certain exceptions for third parties that currently distribute the Fiagon products, during the term of the Amended and Restated Agreement, the Company will be the exclusive distributor of Fiagon surgical navigation systems, components, parts and related ancillary products to ear, nose and throat physicians in hospitals, physician offices, clinics and surgery centers located in the Territory and the exclusive distributor to hospitals in the Territory of Fiagon, GuideWires that are attached to or sold with the Company’s balloon products. Fiagon has agreed not to collaborate with or support the competitors of the Company or any company intending to develop or commercialize products that are competitive with the Fiagon products described above or the Company’s balloon products in the Territory during the term of the Agreement.

The initial term of the Amended and Restated Agreement will expire on August 9, 2020. The Amended and Restated Agreement will automatically renew in successive 24-month periods unless either the Company or Fiagon provides to the other party written notice of non-renewal at least 365 days prior to the end of the then-current term.

The foregoing summary of the Amended and Restated Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Fiagon NA Distributor Agreement, effective June 23, 2016, by and between Fiagon NA Corporation and Entellus Medical, Inc.* (filed herewith)

*	Portions of this Exhibit 10.1 have been omitted and separately filed with the Securities and Exchange Commission with a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2016	ENTELLUS MEDICAL, INC.

	By:	/s/ Robert S. White
	Name:	Robert S. White
	Title:	President and Chief Executive Officer

ENTELLUS MEDICAL, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

10.1	Amended and Restated Fiagon NA Distributor Agreement, effective June 23, 2016, by and between Fiagon NA Corporation and Entellus Medical, Inc.*	Filed herewith

*	Portions of this Exhibit 10.1 have been omitted and separately filed with the Securities and Exchange Commission with a request for confidential treatment.